UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 5, 2010

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1370

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 5, 2010, Catalyst Pharmaceutical Partners, Inc (the “Company”) entered into Securities Purchase Agreements (the “Securities Purchase Agreements”) with two mutual funds (the “Investors”) under which the Investors have agreed to purchase an aggregate of 1,351,352 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Offering”) for a purchase price of $1.11 per share (the closing price of the Company’s common stock on that date). The Securities Purchase Agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by this reference. The description of the material terms of the Securities Purchase Agreements are qualified in their entirety by reference to such exhibits.

The closing of the stock purchase and sale transaction is expected to take place on August 9, 2010, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated June 26, 2008, a prospectus supplement dated August 6, 2010, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-151368) which was declared effective on June 26, 2008.

The legal opinion and consent of Akerman Senterfitt relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds of the sale of the Shares, after deducting offering expenses, will be approximately $1,450,000. No brokerage, placement or finders fees, nor any commissions, will be payable by the Company in relation to the Offering of the Shares. The Company’s press release dated August 6, 2010 announcing its agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Securities Purchase Agreement, dated as of August 5, 2010, between the Company and Fidelity Select Portfolios: Biotechnology Portfolio

10.2	Securities Purchase Agreement, dated as of August 5, 2010, between the Company and Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on August 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Jack Weinstein
Jack Weinstein
Vice President, Treasurer and CFO

Dated: August 6, 2010

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Akerman Senterfitt

10.1	Securities Purchase Agreement, dated as of August 5, 2010, between the Company and Fidelity Select Portfolios: Biotechnology Portfolio

10.2	Securities Purchase Agreement, dated as of August 5, 2010, between the Company and Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on August 6, 2010

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